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                                                                    Exhibit 23.1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Cypress Semiconductor Corporation of our report dated January 26, 2000 relating to the financial statements, which appears in Cypress Semiconductor Corporation's Annual Report on Form 10-K for the year ended January 2, 2000.


PricewaterhouseCoopers LLP


San Jose, California
March 20, 2000


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